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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 18, 2004


                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-27368              11-3068704
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


         3960 Broadway                                             10032
      New York, New York                                        (Zip Code)
(Address of principal executive
           offices)


       Registrant's telephone number, including area code: (212) 740-6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ORTEC INTERNATIONAL, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                October 18, 2004


                                ITEMS IN FORM 8-K
                                                                            Page
Facing page

Item 1.01  Entry Into a Material Definitive Agreement.........................3

Item 9.01  Financial Statements and Exhibits..................................4

Signatures....................................................................4




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Item 1.01  Entry into a Material Definitive Agreement

         On October 18, 2004 we entered into a Sales Agency Agreement with Cambrex Bio Science Walkersville, Inc., providing for Cambrex to be the exclusive sales agent in the United States for our OrCel product or any other future bi-layered cellular matrix product of ours for the treatment of venous stasis ulcers, diabetic foot ulcers or any other therapeutic indication for dermatological chronic or acute wound healing. The agreement is for a period of six years beginning sixty days after we receive clearance from the Food and Drug Administration for the commercial sale of our OrCel for the treatment of venous stasis ulcer, but the agreement's six year term will not commence before April 1, 2005. The agreement requires us to pay commissions to Cambrex ranging from initially at 40% of net sales and decreasing to 27% of net sales as the amount of sales increases. The agreement requires Cambrex to spend $4,000,000 for marketing efforts during the sixteen month period after the FDA clears our sale of OrCel for the treatment of venous stasis ulcers.

         Cambrex has the right to terminate the agreement if (a) we do not receive FDA clearance for commercial sale of OrCel for the treatment of venous stasis ulcers by April 1, 2005 or (b) if for any period of six consecutive months beginning in 2007, sales are less than 9,000 units. We may terminate the agreement if sales of OrCel are less in any twelve month period than amounts targeted in the agreement for that period (ranging from 10,000 units in the first twelve month period to 100,000 units in the sixth twelve month period).

         Approximately one year ago we also entered an agreement with Cambrex for Cambrex to manufacture OrCel in its cryopreserved form in Cambrex's Walkersville, Maryland production facility. That manufacturing agreement between Cambrex and us is described in our Form 10-K we filed for the year ended December 31, 2003. A redacted copy of that manufacturing agreement was filed with the Securities and Exchange Commission as an exhibit to our registration statement no. 333-109027, or an amendment thereto. In connection with the Sales Agency Agreement we have just entered into with Cambrex, our manufacturing agreement with Cambrex was modified so that if Cambrex builds us a larger production facility the maximum amount we could be required to contribute to that construction was reduced from $2,500,000 to $1,000,000.

         Pursuant to the rules for the use of Form 8-K, we will file our Sales Agency Agreement with Cambrex as an exhibit to our annual report on Form 10-K for the year ending December 31, 2004 that we will file with the Securities and Exchange Commission, or to any registration statement we will file with the Securities and Exchange Commission before we file our Form 10-K for 2004.

                                       3



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Item 9.01      Financial Statements and Exhibits.

      (c)      Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           News Release issued by the Registrant and by Cambrex dated
               October 18, 2004 announcing the Sales Agency Agreement



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2004

                                            ORTEC INTERNATIONAL, INC.


                                            By:  /s/ Ron Lipstein
                                                 -------------------------------
                                                 Ron Lipstein
                                                 Chief Executive Officer


                                       4


                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'